THE ARENA Group

JANUARY 2022

INVESTOR PRESENTATION

CAUTIONARY STATEMENTS

Regarding Forward-Looking Information

This presentation by theMaven, Inc. ("Parent"), which includes information for its wholly owned subsidiaries Maven Coalition, Inc., Maven Media Brands, LLC, TheStreet, Inc. and College Spun Media Incorporated (collectively "theMaven," "Company" or "we") contains "forward-looking statements," within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements relate to future events or future performance and include, without limitation, statements concerning the Company's business strategy, future revenues, market growth, capital requirements, product introductions and expansion plans and the adequacy of the Company's funding. Other statements contained in this Document that are not historical facts are also forward-looking statements. The Company has tried, wherever possible, to identify forward-looking statements by terminology such as "may," "will," "could," "should," "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and other comparable terminology.

The Company cautions investors that any forward-looking statements presented in this presentation, or that the Company may make orally or in writing from time to time, are based on the beliefs of, assumptions made by, and information currently available to, the Company. Such statements are based on assumptions, and the actual outcome will be affected by known and unknown risks, trends, uncertainties and factors that are beyond the Company's control or ability to predict. Although the Company believes that its assumptions are reasonable, they are not guarantees of future performance, and some will inevitably prove to be incorrect. As a result, the Company's actual future results can be expected to differ from its expectations, and those differences may be material. Accordingly, investors should use caution in relying on forward-looking statements, which are based only on known results and trends at the time they are made, to anticipate future results or trends. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K.

This presentation and all subsequent written and oral forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. The Company does not undertake any obligation to release publicly any revisions to its forward-looking statements to reflect events or circumstances after the date of this Document.

This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of securities in any state in which such solicitation or sale would be unlawful prior to registration or qualification of these securities under the laws of any such state.

Regarding Financial Projections

Projections of future financial performance have been prepared by the Company to assist in the evaluation of the Company and are not to be relied upon as an accurate representation of future results. Furthermore, because the pro forma financial information is based upon estimates and assumptions about circumstances and events that have not been audited and are subject to variation, there can be no assurance that the unaudited proforma data will be attained. Predictions and projections as to future events are subject to a high degree of risk and uncertainty. The pro forma financial information should not be regarded as a representation, expressed or implied, by the Company or any person that the results set forth therein will be achieved. Changes in facts underlying the assumptions, among others, may have a material adverse effect upon the Company's business, results of operation and financial condition.

The Company does not intend to update or otherwise revise the projections or proforma data to reflect circumstances existing after the date of this document or to reflect the occurrence of unanticipated events even if any or all of the underlying assumptions do not come to fruition. Further, the Company does not intend to update or revise the projections or proforma data to reflect changes in general economic conditions.

The projections were not prepared under the guidelines established by the American Institute of Certified Public Accountants or any other rules or regulations of any governing authority. There can be no assurance that the projections will be realized. It can be expected that actual results will vary from those set forth in the projections, and the variations may be material and adverse.

Prospective investors are cautioned not to place reliance on the projections or proforma data.

The Company has filed a registration statement on Form S-1 (including a Prospectus), which is preliminary and not yet effective, with the Securities and Exchange Commission for the offering to which this presentation relates. Before you invest, you should read the Prospectus in that registration statement and the other documents that the Company has filed with the Securities and Exchange Commission carefully and in their entirety for more complete information about the Company and this offering. You may obtain these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Company, or any underwriter or dealer participating in the offering, will arrange to send you the Prospectus if you request it by contacting B. Riley Securities, Inc., Attention: Prospectus Department, 1300 North 17th St., Ste. 1300, Arlington, VA 22209, or by email at prospectuses@brileyfin.com, or by telephone at (703) 312-9580.

TRANSACTION OVERVIEW

ISSUER	theMaven, Inc., currently operating under the name The Arena Group[(1)]
TICKER / EXCHANGE	MVEN / OTCQX (current); AREN / NYSE American (post transaction)[(1)]
OFFERING SIZE	$30 million[(2)] of Common Stock base offering
OVERALLOTMENT OPTION	15% for 30 days
USE OF PROCEEDS	Fund the initial cash portion of the Athlon purchase price, working capital and general corporate purposes
LOCK-UP	120 days for the Issuer, executive officers and directors 90 days for certain stockholders
EXPECTED PRICING	February 3, 2022
SOLE BOOKRUNNER	B. Riley Securities
LEAD MANAGER	Lake Street Capital Markets

1) In connection with the proposed offering, the Issuer has been approved to uplist its common stock to the NYSE American under the symbol "AREN" and anticipates effecting a name change and a reverse stock split of its common stock. The new corporate name for the Issuer will be The Arena Group Holdings, Inc. and the Issuer will do business as The Arena Group. The approval of the Issuer's listing on the NYSE American is a condition of closing this offering.
2) Actual offering size may differ from the figures shown; offering size and pricing to be determined by negotiations between The Arena Group and the underwriter.


DREAM TEAM
Sports Illustrated
NYSE
swim search
2021 FINALISTS
#1 FACTUAL ENTERTAINMENT BRAND
THE ARENA Group
Parade
"I consider myself to be the luckiest old broad on two feet"
TheStreet
JON WERTHEIM
TOM BRADY

WE TRANSFORM MEDIA BUSINESSES

Sports Illustrated

TheStreet

Parade

FanNation FN

THE SPUN

BIOGRAPHY

HISTORY

The Arena Group is a **global technology platform company** that transforms media businesses

KEY INVESTMENT HIGHLIGHTS

PROPRIETARY PLAYBOOK & TECHNOLOGY

… that **grows audiences** while **diversifying revenue** and **driving margins**, with repeated results across traditional media brands and new digital-first brands alike

SCALE WITH O&O AND PARTNERSHIPS

… **35 owned or operated properties** with **150+ platform partners** across **3 verticals** – sports, finance and lifestyle, with **83% LTM overall audience growth**

FINANCIAL RESULTS & FUTURE

… **44% LTM revenue growth** with **178% increase in gross profit** and **75% incremental margin on digital revenue**; **uplisting to NYSE American** & raising capital to expand our growth

THE ARENA GROUP PLAYBOOK

Operational playbook transforms businesses and drives profitability

CONSUMER EXPERIENCE

Bespoke content

Optimized design

Page construction

AUDIENCE GROWTH

Optimization of SEO

Social distribution

In-content recommendations

MONETIZATION & YIELD

Proprietary ad infrastructure

Expansive Demand partners

Direct Sales for Fortune 500 brands

eCommerce, licensing & subscriptions

DISTRIBUTION & SYNDICATION

Recirculation across 140M+ users

3rd party distribution to 25+ sites

Partnerships reduce overall cost of content

DATA MANAGEMENT

Sophisticated data management & analytics support

TECH, SALES & PRODUCTION COSTS

Converts costs from fixed to variable; no capital expenditure

ANATOMY OF A VERTICAL

Our unique vertical model allows us and our partners to leverage audience growth, technological efficiencies and cost savings across all of our brands.


BRAND RECOGNITION & TRAFFIC
NICHE CONTENT & AUDIENCE
MONETIZATION & EFFICIENCY
AUTHORITY BRAND
STRATEGIC PARTNERS
ENTREPRENEUR PUBLISHERS
PUBLISHER PARTNERS

1. Powerful brands, with bespoke content and domain authority
2. Form key strategic partnerships with like-minded partners of high quality and entrepreneurial spirit
3. Partner with entrepreneurial publishers to drive local content at variable cost tied to performance
4. Grow platform partners on our network, expanding our content offerings and adding scale to the ecosystem

TRANSFORMATIONAL GROWTH TRACK RECORD

Success transforming traditional and emerging brands time and time again utilizing our Playbook:

Sports Illustrated

+194%
Total Digital Ad Revenue Growth Q4 YoY

+230%
December Unique Users YoY Growth

+186%
SI Social Traffic Q4 YoY

#5
ComScore Sports Ranking up from #10 YoY

TheStreet

+35%
Digital Subscriber Growth Q3'19 vs Q3 '21

+43%
Pageview Growth in Q4 2021

+400%
Facebook Engagement YoY

+54%
Unique User Growth Dec '21 vs. Nov'21

THE SPUN

+422%
Total Revenue Growth Q4 YoY

+184%
Pageview Growth Q4 YoY

+238%
Unique User Growth Q4 YoY

FanNation FN

+164%
Revenue Growth Q4 YoY

+85%
Monthly Pageview Growth December YoY

FADEAWAY WORLD
MORE THAN SPORTS

+500%
Increase in Run-Rate Revenue Dec'21 vs May'21

+360%
Monthly Pageview Growth Dec'21 vs Dec'20

Note: Q4 2021 revenues and KPI metrics and full-year 2021 revenues and KPI metrics are preliminary estimates. Final results for the twelve months ended December 31, 2021 could vary significantly from these preliminary estimates as a result of the completion of our customary year-end closing, review and audit procedures and other developments arising between now and the time that our financial results are finalized.

IMPACTFUL RESULTS & STRONG GROWTH

2021 was a watershed year implementing our playbook, driving growth and profits

PERFORMANCE BY THE NUMBERS

$185M
2021 Revenue (est)
44% YOY growth

37%
Q4 Revenue Growth YoY

39%
Q4 RPM Growth YoY

36%
Increase in Programmatic eCPM YoY*

40+
Sites Added in 2021

4.1B
Page Views LTM

83%
Total Digital Audience Growth since December 2020

+47M
Users added to Sports Illustrated since taking operational control

*Note: Increase in Programmatic eCPM YoY does not include Spun Media. Q4 2021 revenues and KPI metrics and full-year 2021 revenues and KPI metrics are preliminary estimates. Final results for the twelve months ended December 31, 2021 could vary significantly from these preliminary estimates as a result of the completion of our customary year-end closing, review and audit procedures and other developments arising between now and the time that our financial results are finalized.

WELL-POSITIONED FOR GROWTH IN 2022

Several high-growth initiatives are planned for 2022, including:

Organic Growth Levers

- SYNDICATION
- COMMERCE
- PODCASTS
- GAMBLING

Inorganic Growth Levers

- NEW VERTICALS
- NEW CONTENT & PLATFORM PARTNERSHIPS

$99M+ 2021 digital revenue with **75%** incremental margin and **46%** digital revenue growth rate

Note: Q4 2021 revenues and KPI metrics and full-year 2021 revenues and KPI metrics are preliminary estimates. Final results for the twelve months ended December 31, 2021 could vary significantly from these preliminary estimates as a result of the completion of our customary year-end closing, review and audit procedures and other developments arising between now and the time that our financial results are finalized.

DEEP BENCH OF DIGITAL EXECUTIVES



ROSS LEVINSOHN
Chief Executive Officer

- CEO (interim), Yahoo!
- CEO, Tribune Interactive
- CEO, LA Times
- CEO, Guggenheim Digital Media
- President, Fox Interactive Media



- CFO, Ashworth College
- CFO, GLM Shows
- Treasurer, Primedia
- SVP, The Bank of New York

DOUG SMITH
Chief Financial Officer



- Founder / CEO, HubPages
- Group Product Manager, MSN Entertainment

PAUL EDMONDSON
President, Platform



- President, Newspapers Digital, Hearst
- VP, News & Finance, Yahoo!

ROB BARRETT
President, Media



- VP, Global Monetization, AppNexus
- SVP, Collective
- CRO, IAB

ANDREW KRAFT
Chief Operating Officer



- CRO & Publisher, NY Media & NY Magazine
- GM, The Americas, Outbrain
- Dir. Advertising, Hearst Tablet Media & App Lab

AVI ZIMAK
Chief Revenue Officer &
Head of Global Strategic Partnerships



- Executive Director of Marketing, TheStreet
- Retention Marketing, Bloomberg

JILL MARCHISOTTO
Chief Marketing Officer



- General Counsel, Vibrant Media
- General Counsel, Waterfront Media
- VP, Law & Business Affairs, Time Inc. New Media
- Simpson Thacher & Bartlett

JULIE FENSTER
General Counsel



- R&D Lead, Youtube Recommendation Lab
- Founder, LiftIgniter

INDRANEEL MUKHERJEE
Chief Technology Officer



- Founder, SixApart
- Founder, SayMedia

BENJAMIN TROTT
Chief Product Officer

FINANCIAL REVIEW

FINANCIAL SUMMARY

Demonstrated ability to expand within existing and new verticals to reach large global audiences

$185M
2021E Revenue (est)

4.1B
Page Views LTM

36%
Increase in Programmatic eCPM YoY*

178%
Gross Profit Growth YoY

Annual Revenue


$ millions
+86% CAGR
53.3
128.0
185.0
2019
2020
2021

Annual Digital Revenue


$ millions
+64% CAGR
36.7
67.7
99.1
2019
2020
2021

Quarterly Revenue


$ millions
+37%
37.2
30.4
23.1
32.1
41.6
33.6
34.7
59.6
57.1
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021

Quarterly Digital Revenue


$ millions
+45%
16.5
16.5
13.2
19.8
21.7
17.1
19.4
30.1
31.4
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021

*Note: Increase in Programmatic eCPM YoY does not include Spun Media. Q4 2021 revenues and KPI metrics and full-year 2021 revenues and KPI metrics are preliminary estimates. Final results for the twelve months ended December 31, 2021 could vary significantly from these preliminary estimates as a result of the completion of our customary year-end closing, review and audit procedures and other developments arising between now and the time that our financial results are finalized.

STRONG PROFITABLE DIGITAL BUSINESS GROWTH ENGINE



Annual Digital Revenue
$ millions
+46%
67.7
31.5
99.1
2020
Incremental Digital Revenue
2021

75% Gross Margin for every dollar earned

Note: Q4 2021 revenues and KPI metrics and full-year 2021 revenues and KPI metrics are preliminary estimates. Final results for the twelve months ended December 31, 2021 could vary significantly from these preliminary estimates as a result of the completion of our customary year-end closing, review and audit procedures and other developments arising between now and the time that our financial results are finalized.

CONSISTENT GROWTH ACROSS KPIS

Revenue per Pageview (RPM)

$ actuals


+39%
7.51
6.45
8.24
13.63
10.45
12.81
15.24
18.95
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021

Overall CPM

$ actuals


+9%
1.64
1.20
1.75
2.66
1.87
2.27
2.81
2.89
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021

Sports Partners Impressions

millions


+255%
229.1
282.2
288.1
484.7
742.9
814.3
1,299.2
1,720.6
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021

Video Views

millions


+137%
108.9
161.2
113.8
97.9
109.9
178.3
164.1
232.0
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021

Note: Q4 2021 revenues and KPI metrics and full-year 2021 revenues and KPI metrics are preliminary estimates. Final results for the twelve months ended December 31, 2021 could vary significantly from these preliminary estimates as a result of the completion of our customary year-end closing, review and audit procedures and other developments arising between now and the time that our financial results are finalized.

MONTHLY PARTNER REVENUE TREND

Partners deliver incremental revenue with $0 content cost

Partner Revenue & Margin by Month


$ millions
Partners Revenue
Partners Margin
Strategy change in September 2020
$1.3
$1.4
$1.4
$1.1
$1.4
$1.5
$1.4
$1.5
$1.8
$2.1
$2.3
$2.6
$1.9
$2.1
$2.6
$2.2
$2.5
$2.5
$2.5
$2.6
$3.2
$3.4
$3.9
$3.9
Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21 Sep-21 Oct-21 Nov-21 Dec-21

Note: Q4 2021 revenues and KPI metrics and full-year 2021 revenues and KPI metrics are preliminary estimates. Final results for the twelve months ended December 31, 2021 could vary significantly from these preliminary estimates as a result of the completion of our customary year-end closing, review and audit procedures and other developments arising between now and the time that our financial results are finalized.

DIVERSIFIED REVENUE ACROSS ARENA GROUP



$ millions
Digital advertising
Digital subscriptions
Other digital
Print advertising
Print subscriptions
53.3
28.3
6.9
1.5
7.6
9.0
2019
128.0
34.6
28.5
4.6
9.8
50.6
2020
185.0
61.4
29.1
8.6
8.9
76.9
2021

Note: Q4 2021 revenues and KPI metrics and full-year 2021 revenues and KPI metrics are preliminary estimates. Final results for the twelve months ended December 31, 2021 could vary significantly from these preliminary estimates as a result of the completion of our customary year-end closing, review and audit procedures and other developments arising between now and the time that our financial results are finalized.

VALUATION

PUBLIC COMPANY COMPARABLES

4.6X Median 2022E EV / Revenue

5.2X Median LTM EV / Revenue


1.6x
2.8x
3.0x
4.1x
3.6x
5.1x
6.9x
10.6x
13.6x
THE ARENA Group
Nexstar MEDIA GROUP, INC.
ZIFF DAVIS
FUTURE
Match Group

Source: Capital IQ.

PATHWAY TO SIGNIFICANT MULTIPLE EXPANSION

Continued growth in high margin digital revenues will be a catalyst for future multiple expansion

MULTIPLE EXPANSION OPPORTUNITY


EV / LTM Revenue
Runway to **more than double** EV / Revenue multiple as digital growth accelerates, and margins expand
5.0x +
1.6x
Multiple Today
Target Multiple

FRAMEWORK

Multiple Expansion Driven by:

GROWTH

46%
2021 digital revenue growth rate

30-40%
long-term CAGR target

MARGIN

75%
incremental digital margin

50%+
long-term gross margin target

ENTERPRISE VALUATION

ENTERPRISE VALUE BRIDGE		
Share Price[1]		$12.65
Fully Diluted Shares Outstanding[2]		16,439,950
Equity Value		$207,965,368
FastPay Credit Facility[3]		12,255,238
Senior Secured Note[4]		62,695,801
Delayed Draw Term Note[4]		9,928,138
(+) Total Debt		$84,879,177
(–) Cash and Cash Equivalents[5]		$6,005,763
ENTERPRISE VALUE (EV)		$286,838,782
Implied Multiples	Metric	Multiple
EV / LTM 12/31/21 Revenue	$185,000,000	1.59x

1) Closing share price as of January 26, 2022.
2) Includes common shares, options and warrants based on the cashless exercise method, RSUs, and Series G and Series H shares on an as-converted basis.
3) Outstanding balance as of January 26, 2022.
4) Principal balance (not carrying value) as of January 26, 2022.
5) Cash balance as of January 26, 2022.

THANK YOU

APPENDIX:
CASE STUDIES

Sports Illustrated
The Hockey News
Morning Read – Golf at a Glance
FanNation FN
The Spun
Fadeaway World – More Than Sports
Athlon Sports

CASE STUDY: SPORTS VERTICAL

+194%
Total Digital Ad Revenue Growth Q4 YoY

13%
RPM Growth Q4 YoY

230%
December Unique Users YoY Growth

+186%
SI Social Traffic Q4 YoY

+274%
Video Views Growth Q4 YoY

#5
Largest sports media property per December 2021 Comscore rankings

TheStreet

Action Alerts PLUS

CRYPTO INVESTOR

ToughNickel

The AppleMaven

Real Money Pro

CASE STUDY: FINANCE VERTICAL

+69K
Paying Subscribers

+35%
Digital Subscriber Growth Q3'19 vs Q3 '21

+7%
YoY Digital Revenue Growth


The Street Subscribers
thousands
59.6
63.8
69.7
76.0
80.5
83.6
82.2
80.6
69.6
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021

SPOTLIGHT: THE SPUN

The Arena Group acquired TheSpun in June 2021. TheSpun competes in breaking news for the sports category and produces over 30,000 pieces of content per year with 12 employees.

Update Since Acquisition:

- Traffic: surged post-acquisition from **19.6M (May 2021) to 31.5M users** (December 2021)
- **Revenue:** running over **3.3X** budgeted amount in Q3
- Talent: TheSpun CEO Matt Lombardi is now the VP of Growth for Sports at The Arena Group
- **Efficiency:** Migration to our tech platform has begun, yielding a 15% yield increase on certain ad units

TheSpun Monthly Traffic


millions
Page Views
Users
Acquired in June 2021
46 18 Jan-21
33 14 Feb-21
36 16 Mar-21
39 17 Apr-21
51 20 May-21
54 21 Jun-21
73 28 Jul-21
106 35 Aug-21
101 31 Sep-21
112 36 Oct-21
121 37 Nov-21
100 32 Dec-21

TURBOCHARGING CONTENT THROUGH BREAKING NEWS & DISTRIBUTION PARTNERS

In late 2021, Sports Illustrated & The Street shifted its editorial strategy to produce **data-driven breaking & trending news packaged specifically for Facebook News**, with nearly instant results:

- Q4 2021 saw **Sports Illustrated's highest social traffic ever,** with 271% social pageview growth vs Q3 2021
- Sports Illustrated jumped from 6th-12th to the **#1 share of voice on Facebook** among sports publishers
- Despite being a smaller account with 1/5 the total number of followers, **TheStreet is pacing 177% ahead of Yahoo! Finance** in terms of total engagement on Facebook
- Social content is reaching **the next generation of Sports Illustrated & TheStreet fans**


SI National Breaking News Monthly Pageviews
millions
+359%
7.4
34.0
27.5
Jan-Oct '21 monthly average
Nov-21
Dec-21

We expect the momentum from this strategy shift to continue into 2022, and plan to apply it to other brands and verticals

SPOTLIGHT: SWIMSUIT

Sports Illustrated Swimsuit successfully continued its transition to a **female-focused lifestyle brand** with its annual content release in July 2021, launching with 2-day fan facing activations and events in Miami.


OPENING EYES | SPEAKING TRUTHS | CHANGING MINDS
Swimsuit 2021
Sports Illustrated
AUGUST 2021
Megan Thee Stallion
PHOTOGRAPH BY JAMES MACARI

Key Results

- **130%+ Revenue Growth** YoY to over $11M
- Talent star wattage and diversity powered a **substantial increase in relevance** and coverage vs. the prior year
- Key Sponsors / Partners: Hard Rock, TRX, Diageo, Vita Coco

Annual Swimsuit Revenue

$ millions


+133%
4.8
11.2
2020
2021

SPOTLIGHT: SI SPORTSBOOK

In 2021 The Arena Group **partnered with 888 to launch SI Sportsbook**, a sports gambling destination in Colorado, with plans to expand to 10 markets by the end of 2022.

Sports Betting Content Initiative:

- **Built betting and fantasy content team** to create exclusive sports betting content for SI Sportsbook, driving sports betting-related **traffic increases** in the past year
- **Key content includes:**
  - SI Winners Club Newsletter, Live NFL Pre-Game Show, and Twitter Spaces
  - 50,000 NFL and CFB game betting previews and player props
  - Five new betting articles series: Staff Picks, Round Table, Evergreen series "My Favorite Bet," "NBA SOUP" (Spread, Over/Under, Prop)
  - Four new video on-demand betting series
- Covers **NFL, CFB, NCAAMB, MLB, NBA, NHL, PGA, Horse Racing, UCF, Boxing** and all major tentpole events from a betting perspective


SI
SPORTSBOOK
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+800
Original Odds
+675

SPOTLIGHT: FADEAWAY WORLD

MORE THAN SPORTS

Fadeaway World is a fast-growing online basketball media brand focused on breaking news and commentary.
The Arena Group entered into a partnership agreement with Fadeaway World in May 2021.


FADEAWAY WORLD
MORE THAN POINTS
FADEAWAY WORLD NBA NBA MEDIA NBA TRADE RUMORS ENTERTAINMENT NBA 2K
MORE THAN POINTS
5 Biggest Favorites To Win The 2021/22 NBA MVP Award
MORE THAN POINTS
Top 5 Best Candidates For 2021-22 Most Improved Player Of The Year

- ✓ Migration onto The Arena Group's unified platform saw immediate **cost take-outs**
- ✓ Our product team drove **user experience improvement**
- ✓ Our monetization capabilities have driven **a 129% increase in RPM**
- ✓ Monthly **pageviews have grown 250%** since May 2021
- ✓ Profits have been reinvested into **content creation**

Since May 2021, Fadeaway World has seen a **500% increase in run-rate revenue**